EXHIBIT 99.1

AMENDED AND RESTATED

PROMISSORY NOTE NO. 1

$____________	January 1, 2015
Current Principal Balance	Grapevine, Texas

THIS AMENDED AND RESTATED PROMISSORY NOTE NO. 1 (“Note No. 1” and “this Note”) is issued by ___________________________, a Delaware limited partnership whose address is 1301 Municipal Way, Suite 110, Grapevine, Texas 76051, (“Borrower”) to United Mortgage Trust, a real estate investment trust organized under the laws of the State of Maryland or its assigns whose address is 1301 Municipal Way, Grapevine, Texas 76051 (“Lender”).

This Note No. 1, together with Note No. 2 (as defined below), supercedes and replaces, and amends and restates in their entirety, 1) that certain Amended and Restated Variable Amount Promissory Note dated November 1, 2007, in the initial principal amount of $__________ (the “Deficiency Note”) and 2) the Secured Line of Credit Promissory Note dated March 26, 2009 in the principal amount of $________, including the Allonge thereto dated April 12, 2012 (the “Line of Credit Note”), which extended the maturity date of the Line of Credit Note. The Deficiency Note and the Line of Credit Note are collectively referred to herein as the “Original Notes.”

1. Purpose and Nature of Obligations

The parties wish to amend and restate the Original Notes and to consolidate the indebtedness under the Original Notes in this Note and in Amended and Restated Promissory Note No. 2 (“Note No. 2”) of even date herewith by dividing the aggregate outstanding principal balance between this Note and Note No. 2, in order to provide for an earlier maturity date and corresponding increases in the principal payments and a reduction in the rate of interest on the principal balances.

The modification of the Original Notes represented by this Note and Note No. 2 is part of an overall modification of indebtedness owing to Lender from Borrower and from Borrower’s affiliates, including _________________, ____________________, ___________________ and __________________ (collectively, the “Other Borrowers”), which overall modification of indebtedness also includes the addition of new collateral securing the payment of this Note No. 1 and Note No. 2. The aggregate indebtedness owing to Lender from Borrower and from Borrower’s affiliates is referred to herein as the “Obligations.”

2. Payment

FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Lender the sum of __________________ and __/100 Dollars ($___________) in principal (the “Initial Principal Balance”), or, if more or less, the aggregate unpaid principal amount outstanding under this Note No. 1 as the same is adjusted annually based upon annual transfers of a portion of the principal balance from Note No. 2 as described below, together with accrued, unpaid interest thereon, pursuant to the terms and conditions set forth in this Note No. 1. All amounts are payable to Lender in lawful money of the United States of America at the address for Lender provided in this Note, or at such other address as from time to time may be designated by Lender.

The amount of such quarterly payments, collectively with the Other Borrowers, shall equal the Minimum Cumulative Quarterly Payments due on this Note and on Note No. 2 or on the Obligations as set forth on Schedule A – Minimum Cumulative Quarterly Payment Schedule, and in any event, the Borrower, collectively with the Other Borrowers, shall make the Minimum Cumulative Annual Payments due under this Note and Note No. 2 or on the Obligations as set forth on Schedule B – Minimum Cumulative Annual Payments, until this Note is paid in full in accordance with its terms. Lender shall apply the payments made under this Note in the manner and priority set forth on Schedule C – Application and Priority of Payments.

Notwithstanding anything to the contrary, subject to the above provisions of this Note requiring scheduled payments during the term hereof and further subject to any permitted acceleration of this Note, this Note shall mature, and all outstanding principal and unpaid accrued interest under this Note shall be due and payable in full, on or before 5:00 P.M., Grapevine, Texas time on ________________, provided that such date shall be extended by one year for each annual transfer of principal made from Note No. 2 pursuant to Section 4 below (such date, as so extended, the “Maturity Date”).

Borrower shall pay all amounts owing hereunder for principal and interest promptly on the date due for each such payment as herein required (time being of the essence), at the address of Lender designated for such payment whether or not Lender has authorized payment by mail or any other manner. Any payment made by mail will be deemed tendered and received only upon actual receipt. Borrower hereby expressly assumes all risk of loss or liability resulting from non-delivery or delay in delivery of any payment transmitted by mail or in any other manner.

Borrower may prepay this Note, or any portion of this Note, at any time and from time to time, without the payment of any fee or penalty. Any prepayments shall be applied to the next scheduled payments hereunder.

3. Interest

Interest shall accrue on the unpaid balance of principal outstanding at any time and from time to time at a rate equal to the higher of: (a) 1.75% or (b) the imputed interest/applicable federal rate rules set forth in Sections 483 or 1274 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (“AFR”), compounded annually. The parties acknowledge that the current AFR for short-term obligations is 0.34%. Provided however, that in the event that the Borrower and Other Borrowers collectively fail to make aggregate principal reductions of at least _____________ and __/100 Dollars ($______________) (the “Minimum Cumulative Annual Payment”) in any calendar year, the interest rate on the unpaid balance of principal outstanding under this Note shall thereupon be retroactively increased to 6% per annum for that calendar year and such additional interest shall be added to the principal balance outstanding as of December 31 of that year. Provided, that for the 2015 calendar year, the Minimum Cumulative Annual Payment must be made by June 30, 2016. In the event that the Minimum Cumulative Annual Payment is not timely paid for any calendar year, Lender shall provide Borrower and Other Borrowers written notice thereof and Borrower and Other Borrowers shall have the opportunity to cure the deficiency by paying to Lender the additional amount required within thirty (30) days after receipt of such notice from Lender.

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Further provided, that in the event of a default hereunder, the interest rate on this Note shall be thereupon automatically increased to 6% per annum from the date of such default until the entire outstanding balance of principal and interest is paid.

All interest shall be calculated on the basis of a 360-day year for the actual number of days the principal or any part thereof remains unpaid. The amount of any payment shall first be applied to the payment of any interest which is due.

4. Transfers of Principal from Note No. 2

Quarterly, such portion of the outstanding principal balance of Note No. 2 as is necessary to restore the outstanding principal balance of this Note No. 1 to the Initial Principal Balance based upon the outstanding principal balances of the Original Notes as of January 1, 2014 shall be transferred from Note No. 2 to this Note No. 1 and such transferred principal balance shall become part of the outstanding principal balance of this Note No. 1, payable in accordance with, and subject to all of the terms and conditions of this Note No. 1. Lender will provide notice of the principal amount transferred pursuant to this Section 4 no later than January 20 of each year and this Note No. 1 shall thereupon be deemed to have been amended to increase the outstanding principal balance by the amount so transferred and to extend the Maturity Date by one year.

5. Default

The occurrence of any of the following shall constitute a default hereunder by Borrower: (a) the nonpayment, within thirty (30) days after the date when due, of the Minimum Cumulative Annual Payments due on this Note and on Note No. 2 or on the Obligations as set forth on Schedule B – Minimum Cumulative Annual Payments; or (c) any act of bankruptcy is committed, general assignment for the benefit of creditors is made, or any proceeding under any insolvency or bankruptcy law is filed by or against Borrower. Borrower acknowledges and agrees that the failure of any of the Other Borrowers to make payment of their portion of the Obligations may cause the Minimum Cumulative Annual Payments not to be made to Lender and to therefore constitute a default by Borrower hereunder.

Lender shall be entitled to exercise all rights conferred upon it in this Note in the event of a default including, without limitation, the option to declare all or part of this Note immediately due and payable. The acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount due shall be and continue to be an event of default, and at any time thereafter and until the entire amount due has been paid.

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In the event Lender shall incur any attorneys’ fees, court costs or other costs or expenses enforcing the obligations of Borrower under this Note, Borrower shall pay all such attorneys fees, costs and expenses so incurred upon demand by Lender. The remedies of the Lender under this Note are cumulative, are in addition to any other remedies provided for by law or in equity, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. All amounts due under this Note shall be paid without set-off, counterclaims or defenses of any kind.

6. General.

Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower.

Borrower shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably necessary from time to time to give full effect to this Note and the transactions contemplated thereby.

The Original Notes shall be returned to Borrower for cancellation in exchange for this Note and Note No. 2.

Any amendments made by Lender to this Note to extend the Maturity Date or to amend Schedule A - Minimum Cumulative Annual Payments pursuant to Section 2 shall be final and conclusive in the absence of manifest error.

7. Governing Law; Jurisdiction and Venue.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS. JURISDICTION FOR ALL MATTERS ARISING OUT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN DALLAS COUNTY, TEXAS, AND BORROWER HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF SUCH STATE AND FEDERAL COURTS AND AGREES AND CONSENTS NOT TO ASSERT IN ANY PROCEEDING, THAT ANY SUCH PROCESS IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND FURTHER AGREES TO A TRANSFER OF SUCH PROCEEDING TO THE COURTS SITTING IN DALLAS COUNTY, TEXAS.

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IN WITNESS WHEREOF, the undersigned, being duly authorized, Borrower has executed this Amended and Restated Promissory Note No. 1 on behalf of Borrower effective as of the day and year first above written.

By:

Its:	Vice President

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Schedule A

TO PROMISSORY NOTE

Minimum Cumulative Quarterly Payment Schedule

Year	Quarter	Scheduled Quarterly Payments

2015	1	$_________________
	2	$_________________
	3	$_________________
	4	$_________________
2016	1	$_________________
	2	$_________________
	3	$_________________
	4	$_________________
2017	1	$_________________
	2	$_________________
	3	$_________________
	4	$_________________
2018	1	$_________________
	2	$_________________
	3	$_________________
	4	$_________________
2019	1	$_________________
	2	$_________________
	3	$_________________
	4	$_________________
2020	1	$_________________
	2	$_________________
	3	$_________________
	4	$_________________

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SCHEDULE B

TO PROMISSORY NOTE

Minimum Cumulative Annual Payments

Year	Min. Cumulative Annual Payments
2015	$_________________
2016	$_________________
2017	$_________________
2018	$_________________
2019	$_________________
2020	$_________________

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SCHEDULE C

TO PROMISSORY NOTE

Application and Priority of Payments

See attached Excel spreadsheet

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